Exhibit 10.2
MASTER CROSS-COLLATERALIZATION AGREEMENT
(Revision Date 02/09/2009)
     THIS MASTER CROSS-COLLATERALIZATION AGREEMENT (this “Agreement”) is made as of the 24th day of April, 2009 by DEUTSCHE BANK BERKSHIRE MORTGAGE, INC., a Delaware corporation (“Lender”), those parties identified on Exhibit A — Schedule 1 attached hereto (each referred to individually as a “Grantor” and all referred to collectively as the “Grantors”) and Shady Grove Road Financing, LLC, a Delaware limited liability company (the “Traville Borrower”).
RECITALS
A.	Lender has agreed to make a loan to each of those parties identified on Exhibit A — Schedule 2 attached hereto (each referred to individually as a “Borrower” and all referred to collectively as the “Borrowers”) (each a “Loan” and collectively, the “Loans”) in the original principal amounts set forth on Exhibit A — Schedule 2 attached hereto.

B.	Included among the Loans is a Loan to the Traville Borrower, as more fully set forth on Exhibit A — Schedule 2 (the “Traville Loan”).

C.	Each Loan (other than the Traville Loan) is secured by a Multifamily Mortgage/Deed of Trust/Deed to Secure Debt, Assignment of Rents and Security Agreement (the “Security Instruments”), and the Traville Loan is guaranteed by AvalonBay Traville, LLC, a Maryland limited liability company (the “IDOT Grantor”) pursuant to a Guaranty (the “IDOT Guaranty”), which IDOT Guaranty is secured by a Multifamily Indemnity Deed of Trust, Assignment of Rents and Security Agreement (the “IDOT”) (the Security Instruments and the IDOT are each a “Mortgage” and collectively, the “Mortgages”). The Mortgages encumber the real property identified in Exhibit B attached hereto and other property included within the definition of “Mortgaged Property” in the applicable Mortgage.

D.	Each Grantor is an affiliate of the other Grantors and will receive a direct and material benefit from the Loans to the Borrowers. Lender is willing to make a Loan to each Borrower only if each Grantor agrees to pay all of the Indebtedness of the Borrowers with respect to the Borrowers’ Loans as set forth in this Agreement.

E.	Each Grantor is executing this Agreement to evidence its agreement (a) to pay as and when due all of the Indebtedness of the Borrowers under the Borrowers’ Loan Documents and (b) to bear joint and several liability for the Indebtedness of all Borrowers as set forth in this Agreement.

F.	Each Grantor (except Gardens Financing, LLC) executing a Mortgage further agrees that its obligations under this Agreement shall be secured by such Mortgage under the terms hereof. The obligations of Gardens Financing, LLC hereunder shall not be secured by the Mortgage securing the Loan to Gardens Financing, LLC (the “Avalon Gardens Mortgage”)
CREDIT FACILITY DOCUMENTS Collateralization Agreement

1. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:
“Event of Default” shall have the meaning set forth in Section 4.
“Foreclosure” means, with respect to any Mortgage, a judicial or non-judicial foreclosure of or trustee’s sale under the Mortgage, a deed in lieu of such foreclosure or sale, a sale of the Property pursuant to lawful order of a court of competent jurisdiction in a bankruptcy case filed under Title 11 of the United States Code, or any other similar disposition of any of the Property encumbered by the Mortgage.
“Fraudulent Transfer Laws” means Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law, including any provisions of the Uniform Fraudulent Conveyance Act or Uniform Fraudulent Transfer Act, as adopted under state law.
“Indebtedness” means, with respect to each Grantor, the “Indebtedness” as defined in such Grantor’s Mortgage without regard to additional obligations of such Grantor that are created by this Agreement.
“Loans” means the loans identified in Exhibit A — Schedule 2.
“Mortgage” means that as set forth in the Recitals to this Agreement.
“Note” with respect to each Borrower means the Multifamily Note evidencing that Borrower’s obligation to repay its Loan.
“Property” means, with respect to each Grantor, the “Mortgaged Property” as defined in the Mortgage executed by such Grantor.
“Release Date” means the date that the applicable Property will be released pursuant to Section 14 hereof.
“Total Indebtedness” means, with respect to each Grantor, that Grantor’s obligation both (a) to pay its Indebtedness and (b) to pay all other amounts payable under this Agreement and under the Borrowers’ Loan Documents, whether such obligations arise directly or under a guaranty of such obligations.
“Total Property” means the aggregate of all the Properties, now or hereafter made subject to this Agreement, except that, for purposes of Sections 2 and 18 of this Agreement only, the Property described in the Mortgage securing the Loan to Gardens Financing, LLC shall not be part of the “Total Property”.
Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Mortgages.
2. Joint and Several Liability; Integration of Obligations.
     (a) Notwithstanding anything to the contrary in this Agreement or any Borrower’s or the IDOT Grantor’s, as the case may be, Loan Documents, subject to the terms and conditions of this Agreement, each Grantor (other than the IDOT Grantor) hereby agrees to pay the Indebtedness of each Borrower, as and when due and the IDOT Grantor hereby guaranties and becomes a surety for the prompt payment of the Indebtedness of each other Grantor, as and when due. Accordingly, the Indebtedness of each Borrower listed in Exhibit A — Schedule 2 shall be the joint and several obligation of each Grantor, subject to and in accordance with the terms of this Agreement.
     (b) While each Loan represents a separate and independent obligation of each Grantor, whether direct or indirect, the Grantors acknowledge that, in requesting Lender to make the Loans, they intend, subject to and upon the terms and conditions of this Agreement:
i.	that the Loans be treated as if they were a single, integrated indebtedness of the Grantors, and

ii.	that the Total Property secure to Lender the payment and performance of all of the Grantors’ Total Indebtedness.
Accordingly, if any Grantor or the Traville Borrower fails to pay fully, when due, subject to applicable notice and cure periods, any amount payable to Lender under this Agreement or any Loan Document, then Lender may elect, in its discretion, to treat that amount as being due and owing by the Grantors listed in Exhibit A — Schedule 1, on a joint and several basis; may enforce its rights and remedies against and collect such amounts from the Grantors listed in Exhibit A — Schedule 1 on a joint and several basis; and may recover such amounts from the value of each of the Properties, on a pro rata basis or otherwise, as determined by Lender in its discretion. Subject to and upon the terms and conditions of this Agreement, the Total Property secures all Grantors’ Total Indebtedness, without apportionment or allocation of any Property or any portion of any Property (except that the Total Indebtedness may be apportioned among the Properties for the sole and limited purpose of determining the amount of transfer or recordation taxes or documentary stamps required in connection with this Agreement and the Mortgages).
3. IDOT and IDOT Guaranty. Notwithstanding anything to the contrary set forth in this Agreement, the parties hereto agree that (i) the IDOT, together with the IDOT Guaranty, evidences a contingent liability of the IDOT Grantor as set forth in those documents; (ii) the IDOT Grantor shall not be primarily liable for any Indebtedness described in this Agreement; and (iii) the IDOT Grantor shall guarantee and become a surety for the prompt payment of the Indebtedness of each Borrower and each other Grantor, as and when due, as set forth in this Agreement.
4. Events of Default. Each of the following events shall constitute an “Event of Default” under this Agreement:
     (a) a default or breach by any Grantor of any provision of this Agreement; and
     (b) any event or condition constituting an “Event of Default” under any Loan Document.
5. Avalon Gardens Mortgage. Any event or condition constituting an “Event of Default” under this Agreement or any Loan Document shall also constitute an “Event of Default” under the Avalon Gardens Mortgage. Notwithstanding anything in this Agreement to the contrary, the parties hereto agree that the Avalon Gardens Mortgage secures only the Indebtedness described in the Avalon Gardens Mortgage and does not secure any additional obligations of Gardens Financing, LLC under this Agreement.

6. Remedies. Upon the occurrence of a continuing Event of Default, Lender, in its sole and absolute discretion, may exercise any or some or all of the following remedies, in such order and at such times as Lender shall elect:
     (a) declare immediately due and payable the Indebtedness of any or all Grantors and/or the Traville Borrower whether or not Lender exercises its right to declare immediately due and payable the Indebtedness related to a particular Mortgage under which the Event of Default may have occurred; and
     (b) exercise any or all of its rights and remedies under this Agreement, any Loan Document or applicable law.
     Lender may exercise such remedies in one or more proceedings, whether contemporaneous or consecutive or a combination of both, to be determined by Lender in its sole discretion. Lender may enforce its rights against any one or more Properties or portions of Properties, in such order and manner as it may elect in its sole discretion. The enforcement of any one Mortgage shall not constitute an election of remedies, and shall not limit or preclude the enforcement of any other Mortgage or Loan Document, through one or more additional proceedings. Lender may bring any action or proceeding, including but not limited to judicial or non-judicial foreclosure proceedings, without regard to the fact that one or more other proceedings may have been commenced elsewhere with respect to the same Property or Properties or any portion of them. Each Grantor hereby unconditionally and irrevocably waives any rights it may have, now or in the future, whether at law or in equity, to require Lender to enforce or exercise any of its rights or remedies under this Agreement, under any Mortgage, or under any other Loan Document in any particular manner or order or in any particular state or county, or to apply the proceeds of any foreclosure sale or sales in any particular manner or order. The foregoing waiver includes, without limitation, any and all benefits arising under or referred to in California Civil Code Sections 2845, 2849 and 2850.
     No judgment obtained by Lender in any one or more enforcement proceedings shall merge the related Indebtedness into that judgment, and all Indebtedness which remains unpaid shall remain a continuing obligation of the Grantors. Notwithstanding any foreclosure of any Mortgage, the Grantors shall remain bound under this Agreement.
7. Application of Proceeds. Proceeds of the enforcement or foreclosure of any Mortgage shall be applied to the payment of the Total Indebtedness (including prepayment premiums) in such order as Lender may determine in Lender’s sole discretion, subject to the requirements of applicable law.
8. Adjustment of Obligations. If the Total Indebtedness of any Grantor, or any portion thereof, are subject to avoidance under any Fraudulent Transfer Law, then the Total Indebtedness of that Grantor automatically shall be limited to the largest amount that would not be subject to avoidance as a fraudulent transfer or conveyance under such Fraudulent Transfer Law.
At any time at Lender’s sole option, Lender may record among the applicable land records a complete or partial termination of this Agreement evidencing Lender’s election to treat this Agreement as null and void with respect to one or more or all of the Properties (each a “Terminated Property” and collectively, the “Terminated Properties”). Each Grantor, as applicable, at Lender’s request, must join in any such termination or partial termination, and each Grantor hereby irrevocably appoints Lender as such Grantor’s agent and attorney-in-fact to execute, deliver and record such termination or partial termination in such Grantor’s name following written notice to Grantor and Grantor’s failure to execute the same within ten (10)

business days following such notice. Following any such termination or partial termination of this Agreement, Lender may enforce the Mortgages and other Loan Documents in accordance with their respective terms as if this Agreement had never been executed and delivered as to any Terminated Properties.
9. Grantors’ Rights of Subrogation, Etc.
     (a) Until the Total Indebtedness have been paid and performed in full, and the maximum period thereafter during which any payment to Lender with respect to the Total Indebtedness could be deemed a preference under the United States Bankruptcy Code has expired, each Grantor hereby waives any right of subrogation, contribution, reimbursement or indemnity (whether contractual, statutory, equitable, under common law or otherwise) and any other rights to enforce any claims or remedies which it has now or may have in the future against any other Grantor, the Traville Borrower or any of the Properties or against any guarantor or security for the Total Indebtedness.
     (b) If a Grantor’s agreement under Subsection (a) is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights a Grantor may have against another Grantor, the Traville Borrower, any Properties or any guarantor or security for the Total Indebtedness shall be subordinate to any rights Lender may have against the other Grantors, the Traville Borrower, such Properties, such guarantor or such security.
     (c) Each Grantor understands that the exercise by Lender of certain rights and remedies contained in any Mortgage may affect or eliminate any Grantor’s right of subrogation against any or all of the other Grantors and that such Grantor may therefore incur a partially or totally non-reimbursable liability under this Agreement. Nevertheless, each Grantor authorizes and empowers Lender, in Lender’s sole and absolute discretion, to exercise any right or remedy, or any combination thereof, which may then be available.
10. Subordination of Obligations Between Grantors. Any indebtedness or other obligation of a Grantor (a “Debtor Grantor”) held by another Grantor (a “Creditor Grantor”) shall be subordinate to the rights of Lender against that Debtor Grantor. If Lender so requests at a time when an Event of Default has occurred and is continuing, any Creditor Grantor shall enforce and collect any such indebtedness or other obligation as trustee for Lender and shall pay over to Lender any amount collected, on account of the Total Indebtedness of the Debtor Grantor.
11. Lender’s Rights. Each Grantor agrees that Lender may, without demand and at any time and from time to time and without the consent of, or notice to, the Grantor, without incurring responsibility to the Grantor, and without impairing or releasing the Total Indebtedness of any Grantor, upon or without any terms or conditions and in whole or in part:
     (a) change the manner, place or terms of payment, or change or extend the time of payment of, or renew, increase, accelerate or alter, any of the Indebtedness or Total Indebtedness of any of the Grantors, any security for such Indebtedness or Total Indebtedness, or any liability incurred directly or indirectly with respect to such Indebtedness or Total Indebtedness;
     (b) take and hold security for the payment of the Indebtedness or Total Indebtedness of any of the other Grantors and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property pledged or mortgaged to secure such Indebtedness or Total Indebtedness;

     (c) exercise or refrain from exercising any rights against any Grantor, the Traville Borrower, any guarantor or any Properties;
     (d) release or substitute any one or more endorsers, guarantors, or other obligors with respect to the Indebtedness or Total Indebtedness of any of the other Grantors;
     (e) settle or compromise any of the Indebtedness or Total Indebtedness of any of the other Grantors (including but not limited to obligations under this Agreement), any security for such Indebtedness or Total Indebtedness or any liability incurred directly or indirectly with respect to such Indebtedness or Total Indebtedness, or subordinate the payment of all or any part of such Indebtedness or Total Indebtedness to the payment of any liability (whether due or not) of any other Grantor to its creditors other than Lender;
     (f) apply any sums realized to any liability or liabilities of any other Grantor, the Traville Borrower or guarantor to Lender regardless of what liability or liabilities of the Grantors, the Traville Borrower or guarantor to Lender remain unpaid; and
     (g) consent to or waive any breach by any other Grantor, the Traville Borrower or guarantor of, or any act, omission or default by any other Grantor, the Traville Borrower or guarantor under, this Agreement or any of the Loan Documents.
12. Indemnification. The Grantors, jointly and severally, for themselves, their personal representatives, successors and assigns, hereby indemnify and hold harmless Lender and each of the trustees named in the Mortgages, as applicable, and their successors in the trust and Lender and its successors in interest in each of the Mortgages and their respective controlling persons, directors, officers, agents, employees, contractors, subcontractors, and the personal representatives, successors and assigns of each of them (all hereinafter collectively referred to as the “Indemnitees”) of and from any and all claims, debts, demands, rights, liabilities, actions and causes of action of whatsoever kind and nature, either direct or consequential, and all costs and expenses arising out of or relating thereto (including attorneys’ fees) which any person or entity has or may have against the Indemnitees, or any of them, on account of, or because of, the failure to pay in full all transfer, mortgage, recordation, documentary, or similar taxes, if any, or any portion thereof that may be due because of the making of the Loans, execution, delivery or recordation of any of the Mortgages and this Agreement or execution or delivery of any guaranty or otherwise arising out of the loan transactions and all interest, penalties and fines that may be or may become due. The Indemnitees may, at the cost of the Grantors, defend all claims made that are or may be covered by this Agreement unless the Grantors retain counsel acceptable to the Indemnitees. This indemnification shall survive payment of each of the Loans and release of any or all of the Mortgages and this Agreement.
13. Waivers of Presentment, Marshalling, Certain Suretyship Defenses, etc.
     (a) With respect to its obligations under this Agreement, each Grantor waives presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting such obligations (not including, however, notices and grace periods expressly provided for in the Loan Documents).
     (b) Notwithstanding the existence of any other security interests in any Property held by Lender or by any other party, Lender shall have the right to determine in its discretion the order in which any or all of the Properties or portions of any of the Properties shall be subjected to the remedies provided in this Agreement and the Loan Documents or applicable law. Lender shall have the right to determine in its discretion the order in which any or all portions of the Total Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Each Grantor hereby unconditionally and irrevocably waives any and all right to require the marshalling of assets or to require that any of the Properties or portions of any of the Properties be sold in the inverse order of alienation or in parcels or as an entirety in connection with the exercise of any such remedies.
     (c) To the extent that, notwithstanding Section 2 of this Agreement or any provisions of this Agreement to the contrary, any Grantor may be deemed to be a surety or guarantor with respect to any of the Loans, then in such capacity the following provisions will apply:
          (i) The following provisions apply only to any Property located in the State of California:
               (A) Each Grantor hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so such Grantor shall be liable for the Loans even if one or more of the Grantors ceases to be liable therefor. Each Grantor hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so such Grantor’s liability may be larger in amount and more burdensome than that of any other Grantor.
               (B) Each Grantor understands that the exercise by Lender of certain rights and remedies contained in any of the Mortgages (such as a non-judicial foreclosure sale) may affect or eliminate such Grantor’s right of subrogation against another Grantor, and that such Grantor may therefore incur a partially or totally un-reimbursable liability under this Agreement. Nevertheless, each Grantor hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of such Grantor that the obligations under this Agreement shall be absolute, independent and unconditional under any and all circumstances. Each Grantor expressly waives any defense (which defense, if such Grantor had not given this waiver, such Grantor might otherwise have) to a personal judgment against such Grantor by reason of a non-judicial foreclosure of any of the Total Property. Without limiting the generality of the foregoing, such Grantor hereby expressly waives any and all benefits under (1) California Code of Civil Procedure Section 580a (which Section, if this waiver had not been given, might otherwise limit such Grantor’s liability after a nonjudicial foreclosure sale to the difference between the obligations of such Grantor under this Agreement and the fair market value of the property or interests sold at such nonjudicial foreclosure sale), (2) California Code of Civil Procedure Sections 580b and 580d (which Sections, if this waiver had not been given, might otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively), and (3) California Code of Civil Procedure Section 726 (which Section, if this waiver had not been given, among other things, might otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of any Mortgage, whether by the exercise of the power of sale contained in that any Mortgage, by an action for judicial foreclosure or by Lender’s acceptance of a deed in lieu of foreclosure, each Grantor shall remain bound under this Agreement.
               (C) In accordance with Section 2856 of the California Civil Code, each Grantor also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Total Indebtedness) destroys or otherwise impairs the subrogation rights of such Grantor or any right of such Grantor (after payment of the Total

Indebtedness) to proceed against any other Grantor for reimbursement, or both, by operation of Section 580d of the California Code of Civil Procedure or otherwise.
               (D) In accordance with Section 2856 of the California Civil Code, each Grantor waives any and all other rights and defenses available to such Grantor by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including, without limitation, any and all rights or defenses such Grantor may have by reason of protection afforded to such Grantor with respect to any of the obligations of such Grantor under this Agreement pursuant to the antideficiency or other laws of the State of California limiting or discharging any or part of the Total Indebtedness or Lender’s right of recovery of such Total Indebtedness, including, without limitation, Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.
               (E) In accordance with Section 2856 of the California Civil Code, each Grantor agrees to withhold the exercise of any and all subrogation and reimbursement rights against any other Grantors, against any other person, and against any collateral or security for the Total Indebtedness, including, without limitation, any such rights pursuant to Sections 2847 and 2848 of the California Civil Code, until the Total Indebtedness have been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Total Indebtedness have been fully performed, and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security.
          (ii) The following provision applies only to any Property located in the State of Connecticut:
               (A) EACH GRANTOR ACKNOWLEDGES THAT THE TRANSACTION CONTEMPLATED BY THE LOAN DOCUMENTS IS A “COMMERCIAL TRANSACTION” AS SUCH IS DEFINED IN §52-278a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED (“G.S.A.”). EACH GRANTOR FURTHER ACKNOWLEDGES THAT, PURSUANT TO G.S.A. §52-278a THROUGH 52-278n, THE GRANTORS HAVE A RIGHT TO A NOTICE AND HEARING PRIOR TO THE ISSUANCE OF ANY “PREJUDGMENT REMEDY.” NOTWITHSTANDING THE FOREGOING, EACH GRANTOR HEREBY WAIVES ALL RIGHTS TO SUCH NOTICE, JUDICIAL HEARING OR PRIOR COURT ORDER IN CONNECTION WITH THE ISSUANCE OF ANY SUCH PREJUDGMENT HEARING IN CONNECTION WITH A SUIT BROUGHT IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF CONNECTICUT TO ENFORCE THE GRANTORS OBLIGATIONS AS GUARANTORS UNDER THIS AGREEMENT.
          (iii) The following provisions apply only to any Property located in the State of New Jersey:
               (A) If any Grantor is deemed to be a surety or guarantor with respect to any of the Loans, such Grantor further waives all defenses based on suretyship or impairment of collateral (such Grantor and Lender intending this waiver to have the effects described in Section 48 of the Restatement (Third) of the Law of Suretyship and Guaranty).
               (B) If any Grantor is deemed to be a surety or guarantor with respect to any of the Loans, such Grantor hereby acknowledges that it has read and understands all of the provisions of this Agreement, including the waiver of jury trial set forth in Section 32, and has been advised by legal counsel as such Grantor has deemed to be necessary or appropriate.
14. Release Provisions.

     (a) Anything in any of the Mortgages to the contrary notwithstanding, Lender will release any Property from this Agreement and the lien created hereby only upon payment in full of all of the Total Indebtedness or as set forth below in Section 14(b).
     (b) In the event any Grantor or the Traville Borrower requests a release of a Property from the lien of a corresponding Mortgage in connection with (y) payment in full of the entire Indebtedness allocated to its related Property or (z) a Transfer of such Property to an unaffiliated third party, Lender will release (the “Release”) such Property from the applicable Mortgage and this Agreement upon the satisfaction of all of the following conditions; provided, however, the grantor of such Mortgage will not be released from liability pursuant to Section 18 of the applicable Mortgage arising out of conditions existing on or before the Release (collectively, “Preexisting Conditions”), and any existing guarantor of the Indebtedness allocated to the related Property (“Guarantor”) will not be released from its obligations under the Guaranty executed concurrently with and in connection with the applicable Mortgage to the extent such Guarantor guarantees the obligations of the applicable grantor of such Mortgage under Section 18 of the applicable Mortgage arising out of Preexisting Conditions:
          (i) Lender has received from the applicable Grantor or the Traville Borrower at least thirty (30) days’ prior written notice of the date proposed for such release (the “Release Date”), which notice shall include such additional information as Lender may require in accordance with Lender’s then-standard underwriting procedures, in order to consider approval (which approval shall be granted in Lender’s sole, but reasonable, discretion based on the Lender’s then-current underwriting standards) of such Release, and must be accompanied by a non-refundable review fee in the amount of $10,000.00 per Release. Lender shall promptly identify the specific additional information required to be delivered pursuant to this paragraph after any request for such information from the applicable Grantor or the Traville Borrower.
          (ii) No Event of Default has occurred and is continuing and no event or circumstance exists on the Release Date which with the giving of notice or the passage of time or both could constitute such an Event of Default.
          (iii) The applicable Grantor (or the Traville Borrower) requesting such Release shall have paid to Lender in full all of the following:
               (A) The entire Indebtedness allocated to such Property, including but not limited to principal, accrued and unpaid interest and any prepayment premium;
               (B) All of Lender’s reasonable third party costs and expenses, including without limitation reasonable fees of outside counsel, in connection with the release of such Property; and
               (C) On or before the Release Date, a Loan Servicer fee in the amount of $10,000.
          (iv) The following requirements shall have been met:
               (A) The Total Property that would remain as security for the outstanding Indebtedness under each remaining Mortgage must meet the following requirements, as determined by Lender in Lender’s sole and absolute discretion: (1) a debt service coverage ratio (“DCR”) as of the Release Date of not less than 1.25:1; and (2) a loan to value ratio (“LTV”) as of the Release Date of not more than seventy percent (70%). When calculating the DCR, Lender (y) shall assume the Loans are amortizing on a 30-year basis, and (z) shall use the net operating income (“NOI”) calculated on an annual basis based upon December 31 operating statements of the remaining Total Property, using Lender’s standard underwriting procedures.
                    Notwithstanding the foregoing, not more than once in any twelve (12) month period in connection with a proposed Release, a Transfer (as defined in the applicable Mortgage) of a Property under Section 21(f) of the applicable Mortgage or a Substitution (as defined in the Master Substitution Agreement dated the date of this Agreement by and among Lender, the Grantors and the Traville Borrower (the “Substitution Agreement”)) under the Substitution Agreement, a Grantor or the Traville Borrower may request that Lender calculate the DCR for purposes of the foregoing requirement using an updated NOI, under Lender’s standard underwriting procedures, provided that such Grantor (or the Traville Borrower) (1) notifies Lender of such request and provides Lender with the applicable operating statements not less than ninety (90) days prior to the Release Date, (2) pays to Lender a fee equal to the greater of (x) $1,800 per property comprising the Total Property immediately following the Release or (y) $25,000 and (3) pays to Loan Servicer an aggregate fee equal to $7,500.
               (B) [Intentionally Omitted.]
               (C) The applicable Grantor or the Traville Borrower shall provide Lender such financial statements and other information as Lender may reasonably require to make the determinations hereunder, certified by either the chief financial officer or senior financial officer of such Grantor or the Traville Borrower as being true, correct and complete in all material respects.
     Notwithstanding the foregoing, Lender will not require that the Total Property that would remain as security for the remaining Total Indebtedness be subject to an evaluation of geographic diversity.
15. Obligations Absolute. No invalidity, irregularity or unenforceability of all or any part of the Total Indebtedness of any Grantor shall affect, impair or be a defense to the recovery by Lender of the Indebtedness or Total Indebtedness of any other Grantor, and the liability of each Grantor under this Agreement and the Loan Documents with respect to the Indebtedness of each other Grantor shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor for the Indebtedness of any other Grantor except payment and performance in full of that other Grantor’s Indebtedness.
16. Limited-Recourse Liability. Each Grantor’s (other than the IDOT Grantor’s) personal liability for the Total Indebtedness shall be limited as and to the same extent as set forth in its Note and the IDOT Grantor’s personal liability for the Total Indebtedness shall be limited as and to the same extent as set forth in the IDOT Guaranty.
17. Notices. All notices to each Grantor under this Agreement shall be in writing and shall be given in the manner provided in that Grantor’s Mortgage for notices to that Grantor. All notices to Lender by any Grantor under this Agreement shall be in writing and shall be given in the manner described in the Mortgage executed in connection with the Loan.
18. Governing Law; Jurisdiction and Venue. The parties intend that Lender will assign the Loans, the Mortgages and this Agreement to the Federal Home Loan Mortgage Corporation, a congressionally-chartered government-sponsored enterprise having its principal place of business in McLean, Virginia. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. Each of the Grantors hereby submits to the in personam jurisdiction of any federal or state court in (i) any state or jurisdiction in which any Property is located and (ii) the Commonwealth of Virginia with respect to any proceeding arising out of or relating to this Agreement. Each of the Grantors irrevocably waives, to the fullest extent permitted under applicable law, any objections they may now or hereafter have to the venue of any suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Each Grantor acknowledges that it has received material and substantial consideration for the cross-collateralization of the Total Property (other than the Avalon Gardens Property) and that the foregoing venue provision is integral to Lender’s realization of its rights hereunder. Each Grantor further acknowledges that it is not in a disparate bargaining position, that it is a commercial enterprise, with sophisticated financial, legal and economic experience, and that the venue selections contained herein are not unreasonable, unjust, inconvenient or overreaching.
19. Captions, Cross References and Exhibits. The captions assigned to provisions of this Agreement are for convenience only and shall be disregarded in construing this Agreement. Any reference in this Agreement to a “Section”, a “Subsection” or an “Exhibit” shall, unless otherwise explicitly provided, be construed as referring to a section of this Agreement, to a subsection of the section of this Agreement in which the reference appears or to an Exhibit attached to this Agreement. All Exhibits referred to in this Agreement are hereby incorporated by reference.
20. Number and Gender. Use of the singular in this Agreement includes the plural, use of the plural includes the singular, and use of one gender includes all other genders, as the context may require.
21. Statutes and Regulations. Any reference in this Agreement to a statute or regulation shall include all amendments to and successors to such statute or regulation, whether adopted before or after the date of this Agreement.
22. No Partnership. This Agreement is not intended to, and shall not, create a partnership or joint venture among the parties, and no party to this Agreement shall have the power or authority to bind any other party except as explicitly provided in this Agreement.
23. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, and assigns.
24. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.
25. Entire Agreement. This Agreement, together with the Note, Mortgage and Loan Documents relating to each Loan, contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Agreement. To the extent that this Agreement conflicts with the terms of the other Loan Documents, this Agreement shall govern and control.
26. Waiver; No Remedy Exclusive. Any forbearance by a party to this Agreement in exercising any right or remedy given under this Agreement or existing at law or in equity shall not constitute a waiver of or preclude the exercise of that or any other right or remedy. Unless otherwise explicitly provided, no remedy under this Agreement is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Agreement or existing at law or in equity.

27. Third Party Beneficiaries. Neither any creditor of any party to this Agreement, nor any other person, is intended to be a third party beneficiary of this Agreement.
28. Course of Dealing. No course of dealing among the parties to this Agreement shall operate as a waiver of any rights of any party under this Agreement.
29. Further Assurances and Corrective Instruments. To the extent permitted by law, the parties shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements to this Agreement and such further instruments as Lender may reasonably require for carrying out the intention of or facilitating the performance of this Agreement.
30. No Party Deemed Drafter. No party shall be deemed the drafter of this Agreement, and this Agreement shall not be construed against either party as the drafter of the Agreement.
31. Additional Rights Upon Default. Notwithstanding anything to the contrary contained herein or in the other Loan Documents, if an Event of Default shall occur and continue pursuant to Sections 22 (d) or (f) through (j) of the Mortgage for a particular Property (a “Default Property”), then upon the applicable Grantor or the Traville Borrower causing a substitution of collateral with respect to, or release of, the Default Property, all in compliance with the applicable provisions of the Loan Documents, (1) such Event of Default shall be deemed cured, (2) any related acceleration of the Loans shall be rescinded, and (3) any other remedy relating to such Event of Default shall cease to apply. Such substitution or release must occur, if it is to occur at all pursuant to this Section 31, within 60 days after any acceleration of one or more of the Loans. Each Grantor agrees that during such 60 day period (unless the release or substitution of collateral is accomplished prior to the end of such 60 day period), Lender may commence any remedy allowable under the Loan Documents, but may not cause the sale of any Property and the transfer of title thereto to occur until after the end of such 60 day period.
32. WAIVER OF TRIAL BY JURY. EACH GRANTOR AND LENDER (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
33. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.
     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the day and year first written above.

BORROWER/GRANTOR: ALAMEDA FINANCING, L.P., a Delaware limited partnership
By:	California Multiple Financing, Inc., a
Maryland corporation, its general partner

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of Connecticut
County of Fairfield
On 22nd day of April, 2009 before me, Beth Deitz , Notary Public, personally appeared Joanne M. Lockridge, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

BORROWER/GRANTOR: MISSION BAY NORTH FINANCING, L.P., a Delaware limited partnership
By:	California Multiple Financing, Inc., a Maryland
corporation, its general partner

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of Connecticut
County of Fairfield
On 22nd day of April, 2009 before me Beth Meryl Deitz, Notary Public, personally appeared Joanne M. Lockridge, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

BORROWER/GRANTOR:

WITNESS:	GATES FINANCING, LLC, a Delaware limited liability company

/s/ Debra G. Cruzan	By:	AvalonBay Communities, Inc., a Maryland

Print Name: Debra G. Cruzan		corporation, its sole member

/s/ Robert Rosevear	By:	/s/ Joanne M. Lockridge

Print Name: Robert Rosevear		Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
     On this 22nd day of April, 2009, before me Beth Meryl Dietz the undersigned officer, personally appeared Joanne M. Lockridge, who acknowledged herself to be the Senior Vice President-Finance of AvalonBay Communities, Inc., a Maryland corporation, sole member of Gates Financing, LLC, a Delaware limited liability company, and that she as such Senior Vice President-Finance authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by herself as Senior Vice President-Finance, as her free act and deed and the free act and deed of such limited liability company.
     IN WITNESS WHEREOF, I hereby set my hand.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

[AFFIX SEAL]
My Commission expires: April 30, 2009

BORROWER/GRANTOR:

WITNESS:	HARBOR FINANCING, LLC, a Delaware limited liability company

/s/ Debra G. Cruzan	By:	AvalonBay Communities, Inc., a Maryland

Print Name: Debra G. Cruzan		Corporation, its sole member

/s/ Robert Rosevear		By:	/s/ Joanne M. Lockridge

Print Name: Robert Rosevear			Joanne M. Lockridge
Senior Vice President-Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
     On this 22nd day of April, 2009, before me Beth Meryl Dietz the undersigned officer, personally appeared Joanne M. Lockridge, who acknowledged herself to be the Senior Vice President-Finance of AvalonBay Communities, Inc., a Maryland corporation, sole member of Harbor Financing, LLC, a Delaware limited liability company, and that she as such Senior Vice President-Finance authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by herself as Senior Vice President-Finance, as her free act and deed and the free act and deed of such limited liability company.
     IN WITNESS WHEREOF, I hereby set my hand.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

[AFFIX SEAL]
My Commission expires: April 30, 2009

BORROWER/GRANTOR: 4100 MASSACHUSETTS AVENUE ASSOCIATES, L.P., a District of Columbia limited partnership
By:	AvalonBay Communities, Inc., a Maryland
corporation, its general partner

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
     I, Beth Meryl Deitz, a Notary Public, in and for the jurisdiction aforesaid, do hereby certify that Joanne M. Lockridge, who is named as Senior Vice President for AvalonBay Communities, Inc., a Maryland Corporation, general partner of 4100 Massachusetts Avenue Associates, L.P., a District of Columbia limited partnership, personally appeared before me in said jurisdiction, and as said Senior Vice President-Finance and by virtue of the authority vested in her by said Instrument, acknowledged said Instrument to be the act and deed of said limited partnership, and that she delivered the same as such.
     WITNESS my hand and official seal this 22nd day of April, 2009.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

     My Commission Expires: April 30, 2009

BORROWER/GRANTOR:

AVALONBAY COMMUNITIES, INC., a
Maryland corporation

By:	/s/ Joanne M. Lockridge	(SEAL)

Joanne M. Lockridge
Senior Vice President-Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
     I, Beth Meryl Deitz, a Notary Public, in and for the jurisdiction aforesaid, do hereby certify that Joanne M. Lockridge, who is named as Senior Vice President for AvalonBay Communities, Inc., a Maryland Corporation, personally appeared before me in said jurisdiction, and as said Senior Vice President-Finance and by virtue of the authority vested in her by said Instrument, acknowledged said Instrument to be the act and deed of said corporation, and that she delivered the same as such.
     WITNESS my hand and official seal this 22nd day of April, 2009.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

     My Commission Expires: April 30, 2009

IDOT GRANTOR: AVALONBAY TRAVILLE, LLC, a Maryland limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge	(SEAL)
Joanne M. Lockridge
Senior Vice President — Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
     I HEREBY CERTIFY, that on April 22nd , 2009, before me, the undersigned, a Notary Public of the State aforesaid, duly qualified and commissioned as such, personally appeared Joanne M. Lockridge, Senior Vice President — Finance of Avalon Bay Communities, Inc., in its capacity as the sole member of AVALONBAY TRAVILLE, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     WITNESS my hand and Notarial Seal.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public My Commission Expires: April 30, 2009

TRAVILLE BORROWER: SHADY GROVE ROAD FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Traville, LLC, a Maryland
limited liability company, its sole member

By:	AvalonBay Communities, Inc., a
Maryland corporation, its sole member

By:	/s/ Joanne M. Lockridge	(SEAL)
Joanne M. Lockridge
Senior Vice President — Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
     I HEREBY CERTIFY, that on April 22nd, 2009, before me, the undersigned, a Notary Public of the State aforesaid, duly qualified and commissioned as such, personally appeared Joanne M. Lockridge, Senior Vice President — Finance of Avalon Bay Communities, Inc., in its capacity as the sole member of AvalonBay Traville, LLC, a Maryland limited liability company, in its respective capacity as the sole member of SHADY GROVE ROAD FINANCING, LLC, a Delaware limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the foregoing instrument for the purposes therein contained.
     WITNESS my hand and Notarial Seal.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public My Commission Expires: April 30, 2009

BORROWER/GRANTOR: EDGEWATER FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
          On this 22nd day of April, 2009, before me, the undersigned officer, personally appeared Joanne M. Lockridge, Senior Vice President-Finance of AvalonBay Communities, Inc., a Maryland corporation, sole member of Edgewater Financing, LLC, a Delaware limited liability company, and who, I am satisfied, is the person who signed the within instrument, and acknowledged that she, as such officer, signed and delivered the same as the voluntary act and deed of said limited liability company, for the purposes therein contained.
     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public My Commission Expires: April 30, 2009

BORROWER/GRANTOR: FREEHOLD FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
          On this 22nd day of April, 2009, before me, the undersigned officer, personally appeared Joanne M. Lockridge, Senior Vice President-Finance of AvalonBay Communities, Inc., a Maryland corporation, sole member of Freehold Financing, LLC, a Delaware limited liability company, and who, I am satisfied, is the person who signed the within instrument, and acknowledged that she, as such officer, signed and delivered the same as the voluntary act and deed of said limited liability company, for the purposes therein contained.
          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public My Commission Expires: April 30, 2009

BORROWER/GRANTOR: RUN EAST II FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT	)
) ss:
COUNTY OF FAIRFIELD	)
          On this 22nd day of April, 2009, before me, the undersigned officer, personally appeared Joanne M. Lockridge, Senior Vice President-Finance of AvalonBay Communities, Inc., a Maryland corporation, sole member of Run East II Financing, LLC, a Delaware limited liability company, and who, I am satisfied, is the person who signed the within instrument, and acknowledged that she, as such officer, signed and delivered the same as the voluntary act and deed of said limited liability company, for the purposes therein contained.
          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

My Commission Expires: April 30, 2009

BORROWER/GRANTOR: BELLEVUE FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT, Fairfield County ss:
     On this 22nd day of April, 2009, before me, the undersigned, a Notary Public in and for the State of Connecticut, duly commissioned and sworn, personally appeared Joanne M. Lockridge, to me known to be Senior Vice President-Finance of AvalonBay Communities, Inc., a Maryland corporation, sole member of Bellevue Financing, LLC, a Delaware limited liability company, the limited liability company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that she was authorized to execute said instrument.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public My Commission Expires: April 30, 2009

BORROWER/GRANTOR: AVALONBAY SHREWSBURY, INC., a Maryland corporation
By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT, Fairfield County ss:
     On this 22nd_day of April, 2009, before me, the undersigned notary public, personally appeared Joanne M. Lockridge, proved to me through satisfactory evidence of identification or personally known to me to be the Senior Vice President-Finance of AvalonBay Shrewsbury, Inc., a Maryland corporation, and acknowledged to me that she signed it voluntarily for its stated purpose.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

My Commission Expires: April 30, 2009

BORROWER/GRANTOR: WOBURN FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT, Fairfield County ss:
     On this 22nd day of April, 2009, before me, the undersigned notary public, personally appeared Joanne M. Lockridge, proved to me through satisfactory evidence of identification or personally known to me to be the Senior Vice President-Finance of AvalonBay Communities, Inc., a Maryland corporation, sole member of Woburn Financing, LLC, a Delaware limited liability company, and acknowledged to me that she signed it voluntarily for its stated purpose.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

My Commission Expires: April 30, 2009

BORROWER/GRANTOR: GARDENS FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President—Finance

STATE OF CONNECTICUT	)
COUNTY OF FAIRFIELD	) ss:
     On the 22nd day of April, in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Joanne M. Lockridge personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Beth Meryl Deitz
Beth Meryl Deitz
Notary Public

My Commission Expires: April 30, 2009

LENDER: DEUTSCHE BANK BERKSHIRE MORTGAGE, INC., a Delaware corporation
By:	/s/ Steven B. Wendel		(SEAL)
	Name:	Steven B. Wendel
	Title:	Officer

By:	/s/ Denis G. Leger		(SEAL)
	Name:	Denis G. Leger
	Title:	Officer

STATE OF MASSACHUSETTS, Suffolk County ss:
     On this 24th_day of April, 2009, before me, the undersigned notary public, personally appeared Steven B. Wendel and Denis G. Leger, proved to me through satisfactory evidence of identification or personally known to me to be the Officer and Officer, respectively of Deutsche Bank Berkshire Mortgage, Inc., a Delaware corporation and acknowledged to me that they signed it voluntarily for its stated purpose.

/s/ George Eugene Moore
George Eugene Moore
Notary Public

My Commission Expires: February 18, 2016

EXHIBIT A — SCHEDULE 1
GRANTORS
Grantors
Alameda Financing, L.P.
Mission Bay North Financing, L.P.
Gates Financing, LLC
Harbor Financing, LLC
4100 Massachusetts Avenue Associates, L.P.
AvalonBay Communities, Inc.
AvalonBay Shrewsbury, Inc.
Woburn Financing, LLC
AvalonBay Traville, LLC
Edgewater Financing, LLC
Freehold Financing, LLC
Run East II Financing, LLC
Gardens Financing, LLC
Bellevue Financing, LLC

EXHIBIT A — SCHEDULE 2
BORROWERS, LOAN NUMBERS AND LOAN AMOUNTS

Loan Number	Borrower	Loan Amount
968714285	Alameda Financing, L.P.	$53,980,000.00
968714293	Mission Bay North Financing, L.P.	$73,269,000.00
968714307	Gates Financing, LLC	$41,321,000.00
968714315	Harbor Financing, LLC	$65,695,000.00
968714404	4100 Massachusetts Avenue Associates, L.P.	$59,010,000.00
968714331	AvalonBay Communities, Inc.	$45,850,000.00
968714331	AvalonBay Shrewsbury, Inc.	$21,130,000.00
968714323	Woburn Financing, LLC	$55,805,000.00
968714390	Shady Grove Road Financing, LLC	$77,700,000.00
968714358	Edgewater Financing, LLC	$78,565,000.00
968714420	Freehold Financing, LLC	$36,630,000.00
968714366	Run East II Financing, LLC	$39,250,000.00
968714374	Gardens Financing, LLC	$66,237,000.00
968714412	Bellevue Financing, LLC	$26,698,000.00

EXHIBIT B
DESCRIPTION OF MORTGAGES

Borrower	Property Name	County and State
Alameda Financing, L.P.	Avalon on the Alameda	San Jose, CA

Mission Bay North Financing, L.P.	Avalon at Mission Bay North	San Francisco, CA

Gates Financing, LLC	Avalon Gates	Stamford, CT

Harbor Financing, LLC	Avalon on Stamford Harbor	Trumbull, CT

4100 Massachusetts Avenue Associates, L.P.	Avalon at Foxhall	Washington, DC

AvalonBay Communities, Inc.	Avalon at Gallery Place	Washington, DC

AvalonBay Shrewsbury, Inc.	Avalon Shrewsbury	Shrewsbury, MA

Woburn Financing, LLC	Avalon Woburn	Woburn, MA

Shady Grove Road Financing, LLC	Avalon at Traville	Rockville, MD

Edgewater Financing, LLC	Avalon at Edgewater	Edgewater, NJ

Freehold Financing, LLC	Avalon at Freehold	Freehold, NJ

Run East II Financing, LLC	Avalon Run East II	Lawrenceville, NJ

Gardens Financing, LLC	Avalon Gardens	Nanuet, NY

Bellevue Financing, LLC	Avalon Bellevue	Bellevue, WA
See Schedule B-1 to B-14 to Exhibit B for legal descriptions